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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 18, 2006
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                             Alleghany Corporation
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              1-9371                               51-0283071
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      (Commission File Number)        (IRS Employer Identification No.)


                        7 Times Square Tower, 17th Floor

                            New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 18, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Alleghany Corporation (the "Company") authorized a cash payout of $90,000 under the 2005 Management Incentive Plan to Weston M. Hicks, President and chief executive officer of the Company. The payout represents the portion of Mr. Hicks' 2005 bonus opportunity that was deferred by the Committee at its February 27, 2006 meeting pending completion of the strategic reorganization of the Company's subsidiary Darwin Professional Underwriters, Inc. ("Darwin"). Such strategic reorganization was one of Mr. Hicks' personal goals established by the Committee in respect of his 2005 bonus opportunity. The Committee determined that such personal goal was met upon the closing of the initial public offering of Darwin's common stock on May 24, 2006.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALLEGHANY CORPORATION

Date:  July 19, 2006                  By: /s/ Jerry G. Borrelli
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                                         Name:  Jerry G. Borrelli
                                         Title:    Vice President